Section 906 Certifications
---------------------------
I, Charles E. Porter, a Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

                                 /s/ Charles E. Porter
                                 --------------------------
                                 Date:  August 29, 2005
                                 Charles E. Porter
                                 Principal Executive Officer




Section 906 Certifications
---------------------------

I, Steven D. Krichmar, a Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended June 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

                                 /s/ Steven D. Krichmar
                                 -------------------------------
                                 Date:  August 29, 2005
                                 Steven D. Krichmar
                                 Principal Financial Officer




Attachment A
------------
N-CSR
Period (s) ended June 30, 2005

057 Putnam Europe Equity Fund
841 Putnam International Equity Fund
852 Putnam New Opportunities Fund
2HF Putnam Small Cap Growth Fund
2CE Putnam International Growth & Income Fund
377 Putnam Discovery Growth Fund
2PX Putnam VT American Government Income Fund
2TP Putnam VT Capital Appreciation Fund
961 Putnam VT Diversified Income Fund
2IS Putnam VT The George Putnam Fund of Boston
070 Putnam VT Global Asset Allocation Fund
016 Putnam VT Global Equity Fund
066 Putnam VT Growth and Income Fund
2PU Putnam VT Growth Opportunities Fund
2IW Putnam VT Health Sciences Fund
067 Putnam VT High Yield Fund
068 Putnam VT Income Fund
2DO Putnam VT International Equity Fund
2DN Putnam VT International Growth and Income Fund
2DP Putnam VT International New Opportunities Fund
2IO Putnam VT Investors Fund
069 Putnam VT Money Market Fund
098 Putnam VT New Opportunities Fund
2DR Putnam VT New Value Fund
2IP Putnam VT OTC & Emerging Growth Fund
2LA Putnam VT Research Fund
2MJ Putnam VT Small Cap Value Fund
152 Putnam VT Utilities Growth and Income Fund
2DQ Putnam VT Vista Fund
065 Putnam VT Voyager Fund
2TJ Putnam VT Discovery Growth Fund
23N Putnam VT Equity Income Fund
23K Putnam VT Capital Opportunities Fund
23H Putnam VT Mid Cap Value Fund